UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2020
_______________________________________________
Markel Corporation
(Exact name of registrant as specified in its charter)
_______________________________________________

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Mark M. Besca to the Board of Directors and its Audit Committee
On November 18, 2020, Markel Corporation (the Company) announced the appointment of Mark M. Besca to the Company's Board of Directors (the Board), effective November 18, 2020. Mr. Besca also has been appointed to serve on the Board's Audit Committee effective on the same day.
Mr. Besca serves as a consultant to EY (formerly Ernst & Young, LLP) having retired from EY in June 2020 after a 42-year career with the multinational professional services firm. He served as the leader of EY’s Long-Term Value and Stakeholder Capitalism initiative from 2018 until his retirement. From 2012 to 2018, Mr. Besca served as Managing Partner of EY’s New York office. From 2009 to 2011, he served as Northeast Managing Partner of the Assurance and Advisory Business. In addition, from 1992 until his retirement, Mr. Besca served as lead and senior advisory audit partner of Fortune 500 companies in the Media and Entertainment, Consumer Products and Airline industries.
Mr. Besca will participate in the Company's compensation programs for non-employee directors. At present, in May of each year, each non-employee director is paid an annual retainer fee of $95,000 (payable in cash, Company stock, or a combination thereof) and reimbursement of expenses incurred in connection with attending Board meetings, and receives an annual grant of approximately $125,000 in restricted shares of Company common stock. In connection with his appointment to the Board effective November 18, 2020, Mr. Besca will receive a pro rata (i) retainer fee of $47,500 and (ii) grant of approximately $62,500 in restricted stock.
As a non-employee director, Mr. Besca also will be eligible to participate in the non-qualified component of the Company's 2020 Employee Stock Purchase Plan. Participating directors are entitled to purchase the Company's common stock at 90% of the closing price on the purchase date, subject to certain conditions and limitations.
A copy of the press release announcing Mr. Besca’s appointment is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued November 18, 2020 (Besca Appointment)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

November 18, 2020	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

3